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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) May 26, 2004

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                            0-49952               06-1504091
      --------                          ------------            ----------
(State or other jurisdiction of         Commission             (IRS Employer
 Incorporation)                         File Number)         Identification No.)

               12 East Broad Street, Hazleton, Pennsylvania 18201
       ------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

                                 (570) 459-3700
                                 --------------
                        (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)












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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a) Not applicable.
(b) Not applicable.
(c) The following Exhibit is included with this Report:

                Exhibit No.         Description
                -----------         -----------
                  99.1              Press Release, dated May 26, 2004

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

      On May 26, 2004, Northeast Pennsylvania Financial Corp. announced that its Board of Directors has approved the repurchase of up to 5% of the outstanding shares of common stock, or approximately 209,000 shares. The press release announcing the repurchase program is furnished as Exhibit 99.1 and incorporated herein by reference.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NORTHEAST PENNSYLVANIA FINANCIAL CORP.



Dated:  May 26, 2004          By:    /s/ Jerry D. Holbrook
        ----------------            ------------------------------
                                    Jerry D. Holbrook
                                    Chief Financial Officer

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EXHIBIT INDEX


Exhibit 99.1                 Press Release, dated May 26, 2004.